UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2013, Sonic Automotive, Inc. (“Sonic”) entered into an amendment (the “Revolving Credit Facility Amendment”) to its second amended and restated syndicated credit agreement dated July 8, 2011 with Bank of America, N.A., as administrative agent, swing line lender and a lender and Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Comerica Bank, US Bank, National Association, Capital One, N.A., VW Credit, Inc. and World Omni Financial Corp., as lenders and Bank of America, N.A., and Wells Fargo Bank, National Association, as letter of credit issuer (the “Revolving Facility”). The Revolving Facility contains certain financial covenants that require compliance by Sonic with specified ratios, including a consolidated liquidity ratio.

The Revolving Credit Facility Amendment eliminated the pledge of 5,000,000 shares of common stock of Speedway Motorsports, Inc. (“SMI”) by Sonic Financial Corporation (“SFC”) as collateral for the repayment of amounts due under the Revolving Facility. Prior to the Revolving Credit Facility Amendment, availability under the Revolving Facility was calculated as the lesser of $175.0 million or a borrowing base calculated based on certain eligible assets plus 50% of the fair market value of 5,000,000 shares of common stock of SMI that were pledged as collateral by SFC, less the aggregate face amount of any outstanding letters of credit under the Revolving Facility (the “Revolving Borrowing Base”). The pledge of SMI common stock added approximately $43.7 million to our borrowing base and approximately $33.5 million to our borrowing availability as of December 31, 2012. Because the fair market value of the 5,000,000 shares of SMI common stock will no longer be included in the calculation, our Revolving Borrowing Base will be lower, and this will reduce our liquidity. We still believe that we have sufficient liquidity to conduct our operations and meet our debt covenants.

The Revolving Credit Facility Amendment also removed the limitation on Sonic’s ability to (i) incur additional subordinated indebtedness so long as Sonic is in pro forma compliance with the covenants in the Revolving Facility and (ii) repurchase shares of its Class A Common Stock or subordinated indebtedness so long as its Consolidated Total Lease Adjusted Leverage Ratio (as defined in the Revolving Facility) is less than 4.75:1.

On March 14, 2013, Sonic also entered into an amendment (the “Floorplan Facility Amendment”) to its amended and restated syndicated new and used vehicle floorplan credit agreement dated as of July 8, 2011(the “Floorplan Facility”) with Bank of America, N.A., as administrative agent, a lender, new vehicle swingline lender and used vehicle swingline lender, and JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, US Bank, National Association, Capital One, N.A., Mercedes-Benz Financial Services USA LLC and Comerica Bank, as lenders, and Wells Fargo Bank, National Association as letter of credit issuer. Like the Revolving Facility, the Floorplan Facility contains certain financial covenants that require compliance by Sonic with specified ratios, including a consolidated liquidity ratio.

The Floorplan Facility Amendment removed the limitation on Sonic’s ability to (i) incur additional subordinated indebtedness so long as Sonic is in pro forma compliance with the covenants in the Floorplan Facility and (ii) repurchase shares of its Class A Common Stock or subordinated indebtedness so long as its Consolidated Total Lease Adjusted Leverage Ratio (as defined in the Floorplan Facility) is less than 4.75:1.

In connection with the Revolving Credit Facility Amendment and the Floorplan Facility Amendment, Sonic has also received confirmation from the required lenders under the Revolving Facility and the Floorplan Facility that such lenders do not object to statements regarding the material weakness to be described in Sonic’s Annual Report on Form 10-K for the period ended December 31, 2012. Consequently, the Company will not be in default under the Revolving Facility or the Floorplan Facility as a result of this matter.

The foregoing summaries are qualified by reference to the full text of the Revolving Credit Facility Amendment and Floorplan Facility Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Amendment No. 2, dated as of March 14, 2013, to Second Amended and Restated Credit Agreement dated July 8, 2011 with Bank of America, N.A., as administrative agent, swing line lender and a lender and Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Comerica Bank, US Bank, National Association, Capital One, N.A., VW Credit, Inc. and World Omni Financial Corp., as lenders and Bank of America, N.A., and Wells Fargo Bank, National Association, as letter of credit issuer.

10.2	Amendment No. 2, dated as of March 14, 2013, to Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement with Bank of America, N.A., as administrative agent, a lender, new vehicle swingline lender and used vehicle swingline lender, and JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, US Bank, National Association, Capital One, N.A., Mercedes-Benz Financial Services USA LLC and Comerica Bank, as lenders, and Wells Fargo Bank, National Association as letter of credit issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: March 18, 2013

EXHIBIT INDEX

10.1	Amendment No. 2, dated as of March 14, 2013, to Second Amended and Restated Credit Agreement dated July 8, 2011 with Bank of America, N.A., as administrative agent, swing line lender and a lender and Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Comerica Bank, US Bank, National Association, Capital One, N.A., VW Credit, Inc. and World Omni Financial Corp., as lenders and Bank of America, N.A., and Wells Fargo Bank, National Association, as letter of credit issuer.

10.2	Amendment No. 2, dated as of March 14, 2013, to Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement with Bank of America, N.A., as administrative agent, a lender, new vehicle swingline lender and used vehicle swingline lender, and JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, US Bank, National Association, Capital One, N.A., Mercedes-Benz Financial Services USA LLC and Comerica Bank, as lenders, and Wells Fargo Bank, National Association as letter of credit issuer.

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